UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2005
Treasure Mountain Holdings, Inc.
(Exact name of registrant as specified in its charter)
Nevada	000-32741	84-1394211
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
13-01 Pollitt Drive, Fair Lawn, NJ		07410
(Address of principal executive offices)		(Zip Code)
201-703-2299
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01. Other Events

On February 25, 2005, Treasure Mountain Holdings, Inc., the parent company of Vyteris, Inc., mailed a letter to all of its shareholders which, among other things, describes the remaining steps needed to complete the registering of shares held by investors for resale. A copy of the shareholder letter is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Shareholder letter dated February 25, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TREASURE MOUNTAIN HOLDINGS, INC.

Dated: February 25, 2005	By:	/s/ Michael McGuinness
Michael McGuinness
Vice President and Chief Financial Officer,
Assistant Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Shareholder letter dated February 25, 2005